UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
May 30, 2017

COACH, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-16153	52-2242751
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Hudson Yards, New York, NY 10001
(Address of principal executive offices) (Zip Code)

(212) 594-1850
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01  Entry into a Material Definitive Agreement.

On May 30, 2017, Coach, Inc. (the “Company”) entered into a definitive credit agreement (the “Agreement”) whereby Bank of America, N.A., as administrative agent (the “Administrative Agent”), the other agents party thereto, and a syndicate of banks and financial institutions (the “Lenders”) have (i) committed to lend to the Company, subject to the satisfaction or waiver of the conditions set forth in the Agreement, an $800 million term loan facility maturing six months after the term loans thereunder are borrowed (the “Six-Month Term Loan Facility”), and a $300 million term loan facility maturing three years after the term loans thereunder are borrowed (collectively with the Six-Month Term Loan Facility, the “Term Loan Facilities”) and (ii) made available to the Company a $900 million revolving credit facility, including sub-facilities for letters of credit, with a maturity date of May 30, 2022 (the “Revolving Credit Facility” and collectively with the Term Loan Facilities, the “Facility”).  The Revolving Credit Facility will replace the Company’s previously existing revolving credit facility under the Amendment and Restatement Agreement, dated as of March 18, 2015, by and between the Company, certain lenders and JPMorgan Chase Bank, N.A., as administrative agent (the “Previous Credit Facility”).  The Company plans to use borrowings under the Term Loan Facilities to fund, in part, the purchase price of the Company’s previously announced acquisition of Kate Spade & Company (“Kate Spade”), subject to the terms and conditions of the Agreement and Plan of Merger, dated as of May 7, 2017, among the Company, Kate Spade and Chelsea Merger Sub Inc. (the “Merger Agreement”).  The Revolving Credit Facility may be used to finance the working capital needs, capital expenditures, permitted investments, share purchases, dividends and other general corporate purposes of the Company and its subsidiaries (which may include commercial paper back-up).  Letters of credit and swing line loans (the “Swing Line Loans”) may be issued under the Revolving Credit Facility as described below.  Certain terms and conditions of the Facility are as follows:

Structure.  Initially, only the Company will be a borrower under the Facility, but foreign subsidiaries may become borrowers under the Revolving Credit Facility (collectively with the Company, the “Borrowers”) subject to approval by the Administrative Agent and the Lenders.  In addition, the Agreement provides that the revolving commitments under the Revolving Credit Facility may be increased by an amount not to exceed $300 million, subject to certain terms and conditions.  Loans may be made under the Revolving Credit Facility, at the Borrowers’ election, in Euros, Pounds Sterling, Japanese Yen or U.S. Dollars.

Letters of Credit.  The Revolving Credit Facility will be available for the issuance of letters of credit by the Administrative Agent or one or more other Lenders.  Standby letters of credit may be issued in respect of obligations of the Company or any of its subsidiaries incurred pursuant to contracts made or performances undertaken, or to be undertaken, or like matters relating to contracts to which the Company or any of its subsidiaries is, or proposes to become, a party in the ordinary course of business, including, but not limited to, for insurance purposes and in connection with lease transactions.  Commercial letters of credit may be issued to finance purchases of goods by the Company and its subsidiaries in the ordinary course of business.  The aggregate amount outstanding at any time with respect to standby letters of credit may not exceed $125 million and the Revolving Credit Facility shall be available in its entirety for the issuance of commercial letters of credit.

Swing Line Loans.  The Revolving Credit Facility will be available for the issuance of Swing Line Loans by the Administrative Agent in an aggregate amount outstanding at any time not to exceed $20 million.

Interest Rates and Fees.  Pursuant to the Agreement, borrowings under the Facility bear interest at a rate per annum equal to, at the Borrowers’ option, either (a) an alternate base rate or (b) a rate based on the rates applicable for deposits in the interbank market for U.S. Dollars or the applicable currency in which the loans are made (the “Adjusted LIBO Rate”) plus, in each case, an applicable margin.  The applicable margin will be adjusted by reference to a grid (the “Pricing Grid”) based on the ratio of (a) consolidated debt plus 600% of consolidated lease expense to (b) consolidated EBITDAR (“Leverage Ratio”).  Additionally, the Company will pay commitment fees, calculated at a rate per annum determined in accordance with the Pricing Grid, on the average daily undrawn portion of the Term Loan Facility and the full amount of the Revolving Credit Facility, payable quarterly in arrears, and certain fees with respect to letters of credit that are issued.

Optional Prepayments and Commitment Reductions.  Loans under the Agreement may be prepaid and commitments may be terminated or reduced by the Borrowers without premium or penalty (other than customary breakage costs).

Restrictive Covenants and Other Matters.  The Agreement contains negative covenants that, subject to significant exceptions, limit the ability of the Company and its subsidiaries to, among other things, incur debt, engage in new lines of business, incur liens, engage in mergers, consolidations, liquidations and dissolutions, dispose of substantially all of the assets of the Company and its subsidiaries, make investments, loans, advances, guarantees and acquisitions, make restricted payments and enter into transactions with affiliates.  The Company and its subsidiaries must also comply on a quarterly basis with a maximum Leverage Ratio of 4.0 to 1.0.

Events of Default.  The Agreement contains events of default that are customary for a facility of this nature, including (subject in certain cases to grace periods and thresholds) nonpayment of principal, nonpayment of interest, fees or other amounts, material inaccuracy of representations and warranties, violation of covenants, cross-default to other material indebtedness, bankruptcy or insolvency events, certain events arising under the Employee Income Retirement Security Act of 1974, as amended, material judgments and a change of control as specified in the Agreement.  If an event of default occurs, the commitments of the Lenders to lend under the Facility may be terminated and the maturity of the amounts owed may be accelerated.

In the ordinary course of their business, the Lenders and certain of their affiliates have in the past or may in the future engage in investment and commercial banking or other transactions of a financial nature with the Company or its affiliates, including the provision of certain advisory services and the making of loans to the Company and its affiliates.  In particular, certain affiliates of the Lenders are agents and/or lenders under the Existing Credit Facility.

This summary does not purport to be complete and is qualified in its entirety by reference to the Agreement which is filed as Exhibits 10.1.  Interested parties should read these documents in their entirety.

Item 1.02  Termination of a Material Definitive Agreement.

On May 30, 2017, the Company, in connection with entering into the Agreement, terminated the Previous Credit Facility, as described more fully in Item 1.01 above, which description is incorporated by reference herein.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above regarding the Agreement and the Facility is hereby incorporated by reference into this Item 2.03.

Item 8.01  Other Events.

As previously disclosed in its Current Report on Form 8-K filed on May 8, 2017, the Company entered into the Merger Agreement.  Pursuant to and subject to the terms and conditions of the Merger Agreement, Merger Sub has commenced an all-cash tender offer (the “Offer”) to acquire any and all of Kate Spade’s outstanding shares of common stock.  Pursuant to and subject to the terms and conditions of the Merger Agreement, as soon as possible following the time at which the shares validly tendered and not properly withdrawn pursuant to the Offer are first accepted for payment, Merger Sub will merge with and into Kate Spade, with Kate Spade surviving the merger as a wholly owned subsidiary of the Company.

Filed with this Current Report on Form 8-K as Exhibit 99.1 are the audited consolidated financial statements of Kate Spade for the periods described in Item 9.01(a) below, the notes related thereto and the related Report of Independent Registered Public Accounting Firm.  Included in this Current Report on Form 8-K as Exhibit 99.2 are the unaudited condensed consolidated financial statements of Kate Spade for the periods described in Item 9.01(a) below and the notes related thereto.  Filed with this Current Report on Form 8-K as Exhibit 99.3 is the pro forma financial information described in Item 9.01(b) below.

Item 9.01  Financial Statements and Exhibits.

(a) Financial statements.

The historical audited consolidated financial statements of Kate Spade & Company at December 31, 2016 and January 2, 2016 and for the three fiscal years ended December 31, 2016, January 2, 2016 and January 3, 2015 are filed herewith as Exhibit 99.1 and incorporated herein by reference.  The Consolidated Statements of Cash Flows for the fiscal years ended December 31, 2016, January 2, 2016 and January 3, 2015 do not reflect the effect of new accounting guidance adopted on January 1, 2017 on share-based compensation because the impact of adoption was immaterial to all periods presented.  The effect of the new accounting guidance would increase cash flows from operating activities and reduce cash flows from financing activities by $1 million, $1 million and $5 million for the fiscal years ended December 31, 2016, January 2, 2016 and January 3, 2015, respectively.

The historical unaudited condensed consolidated financial statements of Kate Spade & Company at April 1, 2017, December 31, 2016 and April 2, 2016 and for the three months ended April 1, 2017 and April 2, 2016 are filed herewith as Exhibit 99.2 and incorporated herein by reference.

(b) Pro forma financial information.

Unaudited pro forma condensed combined financial statements of Coach, Inc., giving effect to the acquisition of Kate Spade and related financing transactions, as of and for the nine months ended April 1, 2017 and for the fiscal year ended July 2, 2016, are filed herewith as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits.

The following exhibits are filed as part of this current report:

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
10.1
Credit Agreement, dated as of May 30, 2017, by and among Coach, Inc., Bank of America, N.A., as Administrative Agent, JPMorgan Chase Bank, N.A. and HSBC Bank USA, National Association, as Co-Syndication Agents, and the other lenders party thereto.

23.1	Consent of Deloitte & Touche LLP, independent registered public accounting firm to Kate Spade & Company.
99.1
The historical audited consolidated financial statements of Kate Spade & Company at December 31, 2016 and January 2, 2016 and for the three fiscal years ended December 31, 2016, January 2, 2016 and January 3, 2015.

99.2
The historical unaudited condensed consolidated financial statements of Kate Spade & Company at April 1, 2017, December 31, 2016 and April 2, 2016 and for the three months ended April 1, 2017 and April 2, 2016.

99.3
Unaudited pro forma condensed combined financial statements of Coach, Inc., giving effect to the acquisition of Kate Spade & Company and related financing transactions, as of and for the nine months ended April 1, 2017 and for the fiscal year ended July 2, 2016.

Cautionary Statement Regarding Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words.  Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed acquisition of Kate Spade.  Such statements involve risks, uncertainties and assumptions.  If such risks or uncertainties materialize or such assumptions prove incorrect, the results of the Company and its consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions.  All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any statements regarding the acquisition and the other transactions contemplated by the Merger Agreement; the expected timing of the completion of the Offer and the acquisition; the ability of the Company, Merger Sub and Kate Spade to complete the Offer and the acquisition considering the various conditions to the Offer and the acquisition, some of which are outside the parties’ control, including those conditions related to regulatory approvals; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing.  Risks, uncertainties and assumptions include the possibility that the acquisition may not be timely completed, if at all; that, prior to the completion of the transaction and other risks that are described in the Company’s latest Annual Report on Form 10-K and its other filings with the SEC.  The Company assumes no obligation and does not intend to update these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coach, Inc.

Date: May 31, 2017	By:	/s/ Todd Kahn
Todd Kahn
President, Chief Administrative Officer & Secretary

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
10.1
Credit Agreement, dated as of May 30, 2017, by and among Coach, Inc., Bank of America, N.A., as Administrative Agent, JPMorgan Chase Bank, N.A. and HSBC Bank USA, National Association, as Co-Syndication Agents, and the other lenders party thereto.

23.1	Consent of Deloitte & Touche LLP, independent registered public accounting firm to Kate Spade & Company.
99.1
The historical audited consolidated financial statements of Kate Spade & Company at December 31, 2016 and January 2, 2016 and for the three fiscal years ended December 31, 2016, January 2, 2016 and January 3, 2015.

99.2
The historical unaudited condensed consolidated financial statements of Kate Spade & Company at April 1, 2017, December 31, 2016 and April 2, 2016 and for the three months ended April 1, 2017 and April 2, 2016.

99.3
Unaudited pro forma condensed combined financial statements of Coach, Inc., giving effect to the acquisition of Kate Spade & Company and related financing transactions, as of and for the nine months ended April 1, 2017 and for the fiscal year ended July 2, 2016.